UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  January 3, 2005
                                                         -----------------

                        MEDIALINK WORLDWIDE INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 No. 0-21989                                52-1481284
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          (Commission File Number)             (IRS Employer Identification No.)

   708 Third Avenue, New York, New York                       10017
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 (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 682-8300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e04(c))


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

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As previously announced, on December 31, 2004, Medialink Worldwide Incorporated (the "Company") entered into a definitive agreement with Bacon's Information Inc. ("Bacon's"), a wholly-owned subsidiary of The Observer Group AB ("Observer"), a public relations services company based in Stockholm, Sweden, pursuant to which the Company sold substantially all of the assets of its research unit, Delahaye Division, to Bacon's and Bacon's assumed certain liabilities of the Delahaye Division in the United States, and Medialink UK Limited, a wholly-owned subsidiary of the Company, entered into a definitive agreement with Romeike, Limited ("Romeike"), a wholly-owned subsidiary of Observer, pursuant to which Romeike purchased substantially all of the assets and assumed certain liabilities of the Delahaye Division in the United Kingdom for an aggregate purchase price of $8 million in cash. The agreements are attached hereto as Exhibits 10.1 and 10.2.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Financial Statements of Businesses Acquired

                  N/A

       (b)        Pro Forma Financial Statements

                  The unaudited pro forma consolidated balance sheet of Medialink Worldwide Incorporated, giving effect to the sale of its Delahaye Division as if the sale had occurred at September 30, 2004, and the unaudited pro forma consolidated statements of operations of Medialink Worldwide Incorporated, for the nine months ended September 30, 2004, and for the year ended December 31, 2003, giving effect to the sale of the Delahaye Division as if the sale had occurred on January 1, 2003. The pro forma financial statements are attached hereto as Exhibit 99.1.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2005                        MEDIALINK WORLDWIDE
                                             INCORPORATED


                                             /s/ J. Graeme McWhirter
                                             -----------------------------------
                                             Name:  J. Graeme McWhirter
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



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

                                INDEX TO EXHIBITS


Exhibit Number                           Description
--------------                           -----------

     10.1 Asset Purchase Agreement by and between Medialink Worldwide Incorporated and Bacon's Information Inc.
     10.2 Agreement for the Sale and Purchase of Certain Assets of Medialink UK Limited forming part of the Delahaye Business to Romeike Limited.
     99.1         Pro Forma Statements



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